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                                                                   EXHIBIT 10.32


     ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

                                                    Page 1 of 3 Plus Attachments
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AMENDMENT NO.:  2. CONTRACT NO.:  3. EFFECTIVE DATE OF AMENDMENT:    4. PROGRAM:
     07           YHO4-0001-03               APRIL 1, 2004              DBF-TPL

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5. CONTRACTOR/PROVIDER NAME AND ADDRESS:
                              Health Choice Arizona
                          1600 W. Broadway, Suite 260
                           Tempe, Arizona 85282-1136
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6. PURPOSE:      To add Credit Balance Review services to assist in cost
                 efficiency for the health plans.
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       7.   The above referenced contract is hereby amended as follows:

            A. Pursuant to the agreement on page 79, Contract Clauses, paragraph #30, Changes, this contract is being modified to include the Credit Balance Review Project. This service is being made available under the AHCCCS contract with Public Consulting Group (PCG). The details of this program are provided on page 2 of this amendment.

            B. This pilot program shall be reviewed at the close of one full cycle to determine the effectiveness of the program. At that time a determination shall be made whether to continue the program. In the event it is decided to continue the program, it cannot continue beyond the statutory term of the governing contract that ends March 2008.

            C. Credit balance refund payments will be forwarded to PCG who will identify and verify the balance. PCG will forward all collected monies to AHCCCS. AHCCCS will in turn, disburse 10% of the funds collected to PCG in accordance with the Pricing Schedule in the AHCCCS contract. The remainder of the funds (90%) will be disbursed by AHCCCS to the participating health plans and program contractors. There will be no additional fees assessed for these services.





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
NOTE: Please sign, date and return both originals to:   Gary L. Callahan, Contract Management Supervisor
                                                        AHCCCS Contracts and Purchasing
                                                        701 E. Jefferson, MD 5700
                                                        Phoenix, AZ 85034
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8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL
   CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL
   EFFECT. IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.
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9. NAME OF CONTRACTOR:                    10. ARIZONA HEALTH CARE COST
          HEALTH CHOICE ARIZONA           CONTAINMENT SYSTEM
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SIGNATURE OF AUTHORIZED INDIVIDUAL:       SIGNATURE:
         /S/ CAROLYN ROSE                         /S/ MICHAEL VEIT
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TYPED NAME:                               TYPED NAME:
             CAROLYN ROSE                             MICHAEL VEIT
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TITLE:                                    TITLE:
CHIEF EXECUTIVE OFFICER                   CONTRACTS AND PURCHASING ADMINISTRATOR
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DATE:        APRIL 29, 2004               DATE:                MAY 11, 2004
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                                                                     PAGE 2 OF 3

                         CREDIT BALANCE REVIEW PROJECT

I. PURPOSE:


The purpose of this amendment is to implement a credit balance review pilot program by Public Consulting Group, Inc. (PCG) on behalf of Health Choice Arizona (Health Plan/Program Contractor) through PCG's contract with the Arizona Health Care Cost Containment System (AHCCCS).

II. DEFINITIONS:

CREDIT BALANCE REVIEW is the process used to identify and recover any Medicare or Third Party resource overpayment retained by a provider for a Medicaid member.

ONE FULL CYCLE is defined as the time necessary to mail letters, follow up, and response time for participants; along with time to follow up on non-responses; review and process responses and payments and any final reporting to confirm cost effectiveness of the project. This would also include time for the on-site reviews. It is anticipated that one full cycle would run approximately six (6) months.

III. PROCESS:

PCG's credit balance program is comprised of two parts, which when used in conjunction, have proven to be effective recovery tools. The process begins when AHCCCS notifies the selected provider by mail requesting they conduct a self-audit for credit balances. This will be accompanied by the AHCCCS Health Plan/Program Contractor third party resource refund worksheet (Attachment A). Instructions in this letter allow a provider to return overpayments, which may exclude them from an on-site review. After sufficient time has been allowed for all to respond, the next step is to select providers for on-site reviews of the provider's credit balance process. Providers are selected for this review based upon their comparative returns of credit balances in the self-audit, AHCCCS and the Health Plan/Program Contractor preference, and the likelihood of credit balances existing. AHCCCS will generate a second letter to the provider notifying them of the on-site review, explaining the scope, and including a list of accounts that have been targeted for review. This list will be identified through a series of data analysis programs designed to create a profile of a member/patient with a potential credit balance. To perform this function, PCG will use a combination of data files including paid claims history, encounter data, and eligibility files. In addition, provider accounting procedures are verified to ensure the proper posting of contractual allowances, etc. PCG will schedule these reviews approximately thirty (30) days after the provider receives the notification.

Any credit balance accounts under current review or previously identified by the Health Plan/Program Contractors shall be reported to AHCCCS prior to PCG's scheduled review. These accounts should be reported on the AHCCCS Health Plan/Program Contractor credit balance accounts under review worksheet (Attachment B) with supporting documentation. This worksheet shall be forwarded to Public Consulting Group, Inc. (PCG) to the address sited on the bottom of the worksheet. There will be no recovery fee associated to these accounts.

The letter from AHCCCS instructs providers to send refund balances to PCG. PCG will receive and identify these refunds. AHCCCS will require PCG to process these refunds in the same manner as currently required by our contract with PCG. AHCCCS will require PCG to research the refunds and to provide a monthly disbursement report of the refund amounts due to the health plans and program contractors. AHCCCS will disburse a payment in the amount due to the health plans and program contractors. In the event Reinsurance is included in the credit balance, AHCCCS will be reimbursed up to the amount of the reinsurance payment pursuant to Section D, Program Requirements, Paragraph 57, Reinsurance of this contract and the Health Plan/Program Contractor will retain the residual balance. The Health Plan/Program Contractor will not be required to adjust their encounters related to past reinsurance claims as a result of any findings.





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                                                                     PAGE 3 OF 3



An electronic report of all claims identified as credit balances where reimbursement is received from the provider, will be generated for the Health Plan/Program Contractor and for AHCCCS to ensure proper adjustment of the claims on PMMIS. Any credit balance discovered in either the self-audit or the on-site audit shall be paid to PCG. PCG will research and verify cases needing adjustments as a result of the credit balance. Once a full cycle has been completed, the project will be evaluated to determine cost effectiveness and if the program should be continued. Depending on the pilot program's success, this program may be implemented quarterly, semi-annually or annually.



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                                  ATTACHMENT A
                     THIRD PARTY RESOURCE REFUND WORKSHEET



AHCCCS PROVIDER NAME:                            PAGE:                 OF
                           -------------------                 -------    ------
AHCCCS PROVIDER ID NUMBER:                       COMPLETED BY:
                           -------------------                 -----------------
                                                 DATE:               /     /
                                                               -----------------


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
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                                                                                          TOTAL
                                                                                       AMOUNT PAID
                   MEMBER/                                                  TOTAL        BY THIRD     THIRD PARTY
                   PATIENT      DATE OF           CLAIM         TOTAL       AMOUNT         PARTY       RESOURCE/    REFUND    REASON
 MEMBER/PATIENT    AHCCCS       SERVICE         REFERENCE       BILLED      PAID BY      RESOURCE/     INSURANCE    AMOUNT     FOR
     NAME            ID          PERIOD        NUMBER (CRN)    CHARGES      AHCCCS       INSURANCE       NAME        DUE      REFUND
                             --------------
                              FROM      TO
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
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This is to certify that the information contained in this report is true, accurate and complete, to the best of my knowledge.
I understand that AHCCCS will rely on this certification at the time AHCCCS certifies its expenditures to the Centers for
Medicare and Medicaid Services on Form CMS-64.




     AUTHORIZED SIGNATURE                                                                           DATE:
                           ------------------------------------                                          ---------------------------

Forward worksheet to Public Consulting Group, Inc. P.O. Box 4049 Tallahassee, Fl 32315         Attention: Catherine Cox

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                                  ATTACHMENT B
                   AHCCCS HEALTH PLAN AND PROGRAM CONTRACTOR
                 Credit Balance Accounts Under Review Worksheet




HEALTH PLAN/PROGRAM
  CONTRACTOR NAME:                               PAGE:                 OF
                        ---------------------                  -------    ------
HEALTH PLAN/PROGRAM
  CONTRACTOR ID NUMBER:                          COMPLETED BY:
                        ---------------------                  -----------------
                                                 DATE:               /     /
                                                               -----------------


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
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                                        MEMBER/
   AHCCCS     AHCCCS         MEMBER/   PATIENT                        ENCOUNTER/        TOTAL            THIRD PARTY
  PROVIDER   PROVIDER        PATIENT    AHCCCS      DATE OF        CLAIM REFERENCE      BILLED       RESOURCE/INSURANCE
    NAME     ID NUMBER        NAME       ID      SERVICE PERIOD     NUMBER (CRN)       CHARGES               NAME
                                                 --------------
                                                  FROM     TO
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

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This is to certify that the information contained in this report is true, accurate and complete, to the best of my knowledge.
I understand that AHCCCS will rely on this certification at the time AHCCCS certifies its expenditures to the Centers for
Medicare and Medicaid Services on Form CMS-64.




     AUTHORIZED SIGNATURE                                                                           DATE:
                           ------------------------------------                                          ---------------------------

Forward worksheet to Public Consulting Group, Inc. P.O. Box 4049 Tallahassee, Fl 32315         Attention: Catherine Cox

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